SUP-0119-0148-1023

SANFORD C. BERNSTEIN FUND, INC.

-Short Duration Plus Portfolio

-Short Duration Diversified Municipal Portfolio

Supplement dated October 31, 2023 to the Summary Prospectus and Prospectus dated January 27, 2023, as supplemented to date (the “Prospectuses”) for Short Duration Plus Portfolio and Short Duration Diversified Municipal Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of Sanford C. Bernstein Fund, Inc. (the “Fund”).

At a meeting held on October 25-26, 2023, the Board of Directors of the Fund approved the liquidation and termination of the Portfolios. Each Portfolio has suspended sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. The Portfolios expect to make the liquidating distribution or distributions on or shortly after January 26, 2024 (the “Liquidation Date”). The liquidation of the Portfolios may result in a taxable event for shareholders who are subject to federal income tax. Shareholders should consult their tax advisers.

Shareholders may redeem shares of the Portfolios until January 24, 2024, and generally may use the proceeds of the redemption to purchase shares of other registered funds advised by AllianceBernstein L.P. (the “Adviser”). Clients of the Bernstein Private Wealth Management division of the Adviser (“Bernstein”) may call their Bernstein advisors regarding potential investment alternatives, and clients who do not call their advisors will generally be contacted by such advisors in the coming weeks. Shareholders that remain invested in a Portfolio on the Liquidation Date will have their shares redeemed for cash based on the Portfolio’s most recently determined net asset value and will receive their proceeds on or shortly after the Liquidation Date.

In connection with the liquidations, the Board approved the immediate suspension of each Portfolio’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of a Portfolio’s shares on or after the date of this Supplement. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of a Portfolio’s shares on or after the date of this Supplement. Additionally, the Board approved the waiver of shareholder servicing fees on the private client classes of each Portfolio.

In order to protect shareholders from expense increases resulting from reductions in assets in the Portfolios in connection with the liquidations, the Adviser will waive its management fee and/or bear Portfolio operating expenses until the Liquidation Date so that the total operating expenses of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, excluding management and shareholder servicing fees and expenses relating to the liquidations, do not exceed the following percentages of each Portfolio’s net assets on an annualized basis: 0.48% of Class A shares of the Short Duration Plus Portfolio, 0.49% of Class C shares of the Short Duration Plus Portfolio, 0.10% of Short Duration Plus Class shares of the Short Duration Plus Portfolio, and 0.08% of Short Duration Diversified Municipal Class shares of the Short Duration Diversified Municipal Portfolio. In addition, the Adviser will waive its management fee with respect to each Portfolio in its entirety once a substantial portion of the Portfolio’s assets are converted to cash and/or cash equivalents, which is expected to occur approximately two weeks before the Liquidation Date. After the Portfolios convert their assets to cash, the Portfolios will no longer pursue their stated investment objective or engage in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0148-1023